                             LETTER OF TRANSMITTAL
                      TO TENDER AMERICAN DEPOSITARY SHARES
                          REPRESENTING ORDINARY SHARES
                                       OF
                               SMALLWORLDWIDE PLC
            PURSUANT TO THE OFFER TO PURCHASE DATED AUGUST 24, 2000
                                       BY
                        GE POWER SYSTEMS EQUITIES, INC.
                          A WHOLLY OWNED SUBSIDIARY OF
                            GENERAL ELECTRIC COMPANY
          ------------------------------------------------------------
 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 10:00 A.M., NEW YORK CITY TIME, AND 3:00 P.M., LONDON TIME, ON FRIDAY, SEPTEMBER 22, 2000, UNLESS THE OFFER IS
                                   EXTENDED.
--------------------------------------------------------------------------------

                     THE U.S. DEPOSITARY FOR THE OFFER IS:

                              THE BANK OF NEW YORK
                          IF IN THE UNITED STATES TO:

          BY MAIL:                FACSIMILE TRANSMISSION:     BY HAND OR OVERNIGHT COURIER:
TENDER & EXCHANGE DEPARTMENT    (FOR ELIGIBLE INSTITUTIONS    TENDER & EXCHANGE DEPARTMENT
       P.O. BOX 11248                      ONLY)                   101 BARCLAY STREET
    CHURCH STREET STATION             (212) 815-6213           RECEIVE AND DELIVER WINDOW
NEW YORK, NEW YORK 10286-1248      TO CONFIRM FAX ONLY:         NEW YORK, NEW YORK 10286
                                      (212) 815-6156

    DELIVERY OF THIS LETTER OF TRANSMITTAL, OR TRANSMISSION VIA FACSIMILE, TO AN ADDRESS OR VIA A FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE U.S. DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

    TENDERING SECURITYHOLDERS OF ADSS WILL RECEIVE ANY PAYMENT IN U.S. DOLLARS. IF YOU WISH TO RECEIVE PAYMENT IN POUNDS STERLING INSTEAD OF U.S. DOLLARS, YOU MUST PLACE AN "X" IN THE BOX ENTITLED "POUNDS STERLING PAYMENT ELECTION."

--------------------------------------------------------------------------------------------------------
                      DESCRIPTION OF AMERICAN DEPOSITARY SHARES ("ADSS") TENDERED
--------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)         AMERICAN DEPOSITARY RECEIPT(S) EVIDENCING
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                       ADS(S) TENDERED
 APPEAR(S) ON AMERICAN DEPOSITARY RECEIPT(S))             (ATTACH ADDITIONAL LIST IF NECESSARY)
--------------------------------------------------------------------------------------------------------
                                                                          TOTAL
                                                                        NUMBER OF
                                                                         ADS(S)
                                                     AMERICAN         EVIDENCED BY
                                                    DEPOSITARY          AMERICAN           NUMBER OF
                                                    RECEIPT(S)         DEPOSITARY           ADS(S)
                                                    NUMBER(S)*         RECEIPT(S)*        TENDERED**
                                                       -------------------------------------------
                                                       -------------------------------------------
                                                       -------------------------------------------
                                                       -------------------------------------------
                                                       -------------------------------------------
                                                       -------------------------------------------
                                                       -------------------------------------------
                                                    TOTAL ADSS
--------------------------------------------------------------------------------------------------------
 *  Need not be completed by holders delivering ADSs by book-entry transfer.
**  Unless otherwise indicated, it will be assumed that all ADSs evidenced by each American Depositary
    Receipt delivered to the The Bank of New York are being tendered. See Instruction 4.
--------------------------------------------------------------------------------------------------------

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be completed by securityholders of Smallworldwide plc, either if ADRs (as defined below) are to be forwarded herewith or if delivery of ADSs is to be made by book-entry transfer to an account maintained by The Bank of New York, as the U.S. Depositary (the "U.S. Depositary"), at The Depository Trust Company ("DTC") (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below). DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE U.S. DEPOSITARY.

    Securityholders whose American Depositary Receipts evidencing ADSs ("ADRs") are not immediately available or who cannot deliver their ADRs and all other documents required hereby to the U.S. Depositary prior to the expiration of the initial offer period, or who cannot comply with the book-entry transfer procedures on a timely basis, must tender their ADSs pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

/ /  CHECK HERE IF TENDERED ADSS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    THE U.S. DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution __________________________________________________
Account No. ____________________________________________________________________

Transaction Code No. ___________________________________________________________

/ /  CHECK HERE IF TENDERED ADSS ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE U.S. DEPOSITARY AND COMPLETE THE
    FOLLOWING:

Name(s) of Registered Holder(s) ________________________________________________

Date of Execution of Notice of Guaranteed Delivery _____________________________

Window Ticket Number (if any) __________________________________________________

Name of Institution which Guaranteed Delivery __________________________________

If delivery is by book-entry transfer, check box: / /

Name of Tendering Institution __________________________________________________

Account No. ____________________________________________________________________

Transaction Code No. ___________________________________________________________

Ladies and Gentlemen:

    The undersigned hereby tenders to GE Power Systems Equities, Inc. (the "Offeror"), a Delaware corporation and a wholly owned subsidiary of General Electric Company, a New York corporation ("GE"), and accepts the Offer (as defined below) in respect of all American Depositary Shares tendered herewith each representing one Ordinary Share, nominal value of L0.01 each (the "ADSs"), of Smallworldwide plc, a public limited company incorporated under the laws of England and Wales ("Smallworld"), at a purchase price of $20.00 per ADS, to the seller in cash (such amount, or any greater amount per ADS paid pursuant to the Offer (as defined below), being referred to herein as the "Offer Price"), without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated August 24, 2000 (the "Offer to Purchase"), in this Letter of Transmittal and in the Form of Acceptance (which, together with the Offer to Purchase, and any amendments or supplements hereto or thereto, collectively constitute the "Offer"). Receipt of the Offer to Purchase is hereby acknowledged. The Offer is being made pursuant to the Acquisition Agreement, dated August 16, 2000 (the "Acquisition Agreement"), among GE and Smallworld.

    Subject to, and effective upon, acceptance for payment of the ADSs tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Offeror all right, title and interest in and to all the ADSs that are being tendered hereby (and any and all rights and privileges (the "Rights") attaching to any Ordinary Share represented by ADSs, in respect of which the Offer has been accepted or is deemed to have been accepted, including any right to vote and to requisition a general meeting of securityholders and any right to all dividends and other distributions declared, made or paid (the "Distributions")). The undersigned acknowledges that the execution of this Letter of Transmittal (together with any signature guarantees) and its delivery to The Bank of New York, as the U.S. Depositary, shall constitute an authority to the Offeror, any director of the Offeror and/or their respective agents to tender the ADSs in accordance with the terms of this Offer.

    Effective from and after the time all conditions to the Offer are satisfied, fulfilled or waived (and, in the case of the exercise of votes, if the Offer will lapse or become wholly unconditional on the outcome of the resolution in question or in such other circumstances as may be permissible), the undersigned irrevocably appoints the Offeror to direct the exercise of any votes attaching to any Ordinary Shares represented by ADSs, in respect of which the Offer has been accepted or is deemed to have been accepted (the "Accepted Shares") and any Rights attaching to such ordinary shares upon the execution of the Letter of Transmittal. The undersigned understands that, in order for ADSs to be deemed validly tendered, immediately upon the Offeror's acceptance of such ADSs for payment, the Offeror must be able to exercise full voting and other rights with respect to such Shares (and any and all Rights), including, without limitation, voting at any meeting of Smallworld's securityholders then scheduled.

    Effective from and after the time all conditions to the Offer are satisfied, fulfilled or waived (and, in the case of the exercise of votes, if the Offer will lapse or become wholly unconditional on the outcome of the resolution in question or in such other circumstances as may be permissible), the undersigned holder of Accepted Shares acknowledges that delivery of this Letter of Transmittal to The Bank of New York shall constitute: (i) an authority to Smallworld or its agents to send any notice, circular, warrant, document or other communication that may be required to be sent to the undersigned as a holder of ADSs, to the Offeror care of The Bank of New York; (ii) an authority to the Offeror or its agent to sign on behalf of the undersigned any consent to short notice of any extraordinary general meeting of Smallworld and/or to execute a form of proxy in respect of such Accepted Shares appointing any person nominated by the Offeror to attend any such meetings of Smallworld and any adjournment thereof and to exercise the votes attaching to the shares represented by such Accepted Shares on behalf of the undersigned; and (iii) his agreement not to exercise any of such rights (mentioned under paragraph (ii) above) without the consent of the Offeror and his irrevocable undertaking not to appoint a proxy for or to attend any such meetings mentioned in the paragraph above.

    The undersigned hereby represents and warrants that the undersigned (i) has not received or sent copies of the Offer to Purchase or this Letter of Transmittal or any Form of Acceptance or any related documents in, into or from Australia, Canada or Japan; (ii) is accepting the Offer from outside Australia, Canada and Japan; and (iii) is not an agent or fiduciary acting on a nondiscretionary basis for a principal, unless such agent or fiduciary is an authorized employee of such principal or such principal has given any instructions with respect to the Offer from outside Australia, Canada and Japan.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the ADSs tendered hereby and all Rights and that when the same are accepted for payment by the Offeror, the Offeror will acquire good and unencumbered title thereto and to all Rights, free and clear of all liens, equitable interests, charges, encumbrances and not subject to any adverse claims and together with all rights attaching thereto, including, without limitation, the right to all dividends and other distributions declared, paid or made on or after the date of acceptance. The undersigned, upon request, will execute and deliver any additional documents deemed by the U.S. Depositary or the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the ADSs tendered hereby and all Rights. In addition, the undersigned shall remit and transfer promptly to The Bank of New York for the account of the Offeror all Distributions in respect of the Ordinary Shares represented by the ADSs tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, the Offeror shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the ADSs tendered hereby, or deduct from such purchase price, the amount or value of such Distribution as determined by the Offeror in its sole discretion.

    The undersigned hereby appoints the U.S. Depositary and U.K. Receiving Agent to act on behalf of the undersigned, subject to such holder's withdrawal rights, including, without limitation, to complete and execute any form of transfer or renunciation with respect to the undersigned's tendered Shares, deliver such form of transfer or renunciation and take any other act desirable to vest in the Offeror ownership of such tendered Shares.

    The undersigned hereby agrees to ratify everything that may be done or effected by any director of, or person authorized by, the Offeror or the U.S. Depositary or U.K. Receiving Agent in exercise of the powers and authorities related to tendering Shares into the Offer. The undersigned further agrees to do all such acts and things as shall, in the opinion of the Offeror, the U.S. Depositary or U.K. Receiving Agent, be necessary or expedient to vest in the Offeror or its nominee(s) or such other person(s) as the Offeror may decide the number of Shares to which this Letter of Transmittal relates and to enable the Offeror, the U.S. Depositary and U.K. Receiving Agent and any of their agents to secure the full benefit of the power and authority granted as described above.

    All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

    The undersigned understands that tenders of ADSs pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Offer.

    Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any ADSs accepted for payment, and return any ADRs evidencing ADSs not tendered or not accepted for payment, in the name(s) of the registered holder(s) appearing above under "Description of American Depositary Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any ADSs accepted for payment and return any ADRs not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address of registered holder(s) appearing above under "Description of American Depositary Shares

Tendered." If both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any ADSs purchased and return any ADRs representing ADSs not tendered or not purchased in the name(s) of, and deliver said check and any ADRs to, the person(s) so indicated. Holders tendering ADSs by book-entry transfer may request that any ADSs not accepted for payment be returned by crediting such account maintained at such Book-Entry Transfer Facility as such holder may designate by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that the Offeror has no obligation, pursuant to the "Special Payment Instructions," to transfer any ADSs from the name of the registered holder(s) thereof if the Offeror does not accept for payment any of the ADSs so tendered.

-------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if the check for the purchase price of ADSs purchased or ADRs evidencing ADSs not tendered or not purchased are to be issued in the name of someone other than the undersigned or if ADSs tendered hereby and delivered by book-entry transfer which are not accepted for payment are to be returned by credit to an account at the Book-Entry Transfer Facility other than designated above.

  Issue: / / Check  / / ADR(s) to:

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)

  Address: ___________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                           (SEE SUBSTITUTE FORM W-9)

------------------------------------------------------
------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if the check for the purchase price of ADSs purchased or ADRs evidencing ADSs not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

  Mail: / / Check  / / ADR(s) to:

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)

  Address: ___________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                           (SEE SUBSTITUTE FORM W-9)

------------------------------------------------------

                        POUNDS STERLING PAYMENT ELECTION

    / / Check box ONLY if you wish to receive all (but not part) of the amount of cash consideration to be paid by a check in pounds sterling in an amount to be determined as described in Section 2 of the Offer to Purchase. If you do not check this box you will receive payment by a check in U.S. dollars. You may not elect to receive both pounds sterling and U.S. dollars. Please read Section 2 of the Offer to Purchase before electing to receive your consideration in pounds sterling.

                                   IMPORTANT
                           SECURITYHOLDERS: SIGN HERE
                     (PLEASE COMPLETE SUBSTITUTE FORM W-9)

 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
                       SIGNATURE(S) OF SECURITYHOLDER(S)

 Dated: ___________, 2000

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on ADR(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

 Name(s) ______________________________________________________________________
                                 (PLEASE PRINT)

 Name of Firm _________________________________________________________________

 Capacity (full title) ________________________________________________________
                               (SEE INSTRUCTIONS)

 Address ______________________________________________________________________
 ______________________________________________________________________________
 ______________________________________________________________________________
                               (INCLUDE ZIP CODE)

 Area Code and Telephone Number _______________________________________________

 Tax Identification or Social Security Number _________________________________
                                         (SEE SUBSTITUTE FORM W-9 ON REVERSE
                                     SIDE)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

     FOR USE BY FINANCIAL INSTITUTIONS ONLY.
     FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW.

 Authorized signature(s) ______________________________________________________

 Name _________________________________________________________________________

 Name of Firm _________________________________________________________________

 Address ______________________________________________________________________
 ______________________________________________________________________________
                               (INCLUDE ZIP CODE)

 Area Code and Telephone Number _______________________________________________

 Dated:___________, 2000

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, signatures on all Letters of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or by any other bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing constituting an "Eligible Institution"), unless the ADSs tendered hereby are tendered (i) by a registered holder of ADSs who has not completed either the box labeled "Special Payment Instructions" or the box labeled "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution. See Instruction 5. If the ADRs are registered in the name of a person or persons other than the signer of this Letter of Transmittal, or if payment is to be made or delivered to, or ADRs evidencing unpurchased ADSs are to be issued or returned to, a person other than the registered owner or owners, then the tendered ADRs must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the ADRs or stock powers, with the signatures on the certificates or stock powers guaranteed by an Eligible Institution as provided herein. See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND ADRS. This Letter of Transmittal is to be used either if ADRs are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if the delivery of ADS is to be made by book-entry transfer pursuant to the procedures set forth in
Section 3 of the Offer to Purchase. ADRs for all physically delivered ADSs, or a confirmation of a book-entry transfer ("Book-Entry Transfer") into the U.S. Depositary's account at the Book-Entry Transfer Facility of all ADSs delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and any other documents required by this Letter of Transmittal, or an Agent's Message in the case of a book-entry delivery, must be received by the U.S. Depositary at one of its addresses set forth on the front page of this Letter of Transmittal prior to the Expiration Date. Securityholders who cannot deliver their ADRs and all other required documents to the U.S. Depositary prior to the Expiration Date must tender their ADSs pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedures: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Offeror, must be received by the U.S. Depositary prior to the Expiration Date; and (c) the ADRs for all tendered ADSs, in proper form for tender, or a confirmation of a book-entry transfer (a "Book-Entry Confirmation") into the U.S. Depositary's account at the Book-Entry Transfer Facility of all ADSs delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), and any other documents required by this Letter of Transmittal, must be received by the U.S. Depositary within
(3) three trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase. The term "trading day" is any day on which the Nasdaq National Market ("Nasdaq") is open for business.

    THE METHOD OF DELIVERY OF ADRS, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH A BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SECURITYHOLDER. THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE U.S. DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY A BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted, and no fractional ADSs will be purchased. By executing this Letter of Transmittal (or a facsimile thereof), the tendering securityholder waives any right to receive any notice of the acceptance for payment of the ADSs.

    3. INADEQUATE SPACE. If the space provided herein is inadequate, the ADR numbers and/or the number of ADSs evidenced by such ADRs and the number of ADSs tendered, and any other required information, should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

    4. PARTIAL TENDERS (NOT APPLICABLE TO SECURITYHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the ADSs evidenced by any ADRs delivered to the U.S. Depositary are to be tendered, fill in the number of ADSs which are to be tendered in the box entitled "Number of ADSs Tendered." In such case, new ADR(s) for the remainder of the ADSs represented by the old ADRs will be sent to the person(s) signing this Letter of Transmittal unless otherwise provided in the appropriate box marked "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal, as promptly as practicable following the tendered ADSs are purchased. All ADSs evidenced by ADRs delivered to the U.S. Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the ADRs without alteration, enlargement or any change whatsoever.

    If any ADSs tendered hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.

    If any ADSs tendered hereby is registered in names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such ADSs.

    If this Letter of Transmittal is signed by the registered holder(s) of the ADSs tendered hereby, no endorsements of ADRs or separate stock powers are required, unless payment of the purchase price is to be made, or ADRs evidencing ADSs not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s), in which case the ADRs evidencing such ADSs tendered hereby must be endorsed, or accompanied by, appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the ADRs. Signatures on any such ADRs or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the ADSs tendered hereby, the ADRs evidencing the ADSs tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the ADRs. Signature(s) on any such ADRs or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal or any ADR or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Offeror of the authority of such person so to act must be submitted.

    6. STOCK TRANSFER TAXES. The Offeror will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any ADSs to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or ADRs evidencing ADSs not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE ADRS EVIDENCING THE ADSS LISTED IN THIS LETTER OF TRANSMITTAL.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTION. If the check for the purchase price of any ADSs purchased is to be issued, or any ADRs evidencing ADSs not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any such ADRs are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Securityholders tendering ADSs by book-entry transfer may request that ADSs not purchased be credited to such account at the Book-Entry Transfer Facility as such securityholder may designate under "Special Payment Instructions." If no such instructions are given, any such ADSs not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

    8. SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a tendering securityholder whose ADSs are accepted for payment is required to provide the U.S. Depositary with such securityholder's correct taxpayer identification number ("TIN") on Substitute Form W-9, which is provided below, unless an exemption applies. Failure to provide the information on the Substitute
Form W-9 may subject the tendering securityholder to a $50 penalty and to 31% federal income tax backup withholding on the payment of the purchase price for the ADS. If the tendering securityholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such securityholder should write "Applied For" in the space provided for the TIN in
Part 1, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in
Part 1, The Bank of New York will be required to withhold thirty one
(31) percent of all payments made for surrendered ADSs except that if The Bank of New York is provided with a TIN within 60 calendar days, the amount of such withholding will be refunded to the tendering securityholder.

    9. FOREIGN HOLDERS. Foreign holders must submit a completed IRS Form W-8 to avoid 31% backup withholding. IRS Form W-8 may be obtained by contacting the Depositary at one of the addresses on the face of this Letter of Transmittal.

    10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent at its address or telephone number set forth below.

    11. WAIVER OF CONDITIONS. The conditions of the Offer may be waived by the Offeror (subject to certain limitations in the Acquisition Agreement), in whole or in part, at any time or from time to time, in the Offeror's sole discretion.

    12. LOST, DESTROYED, MUTILATED, OR STOLEN ADRS. If any ADRs representing ADSs have been lost, destroyed, mutilated, or stolen, the securityholder should promptly notify the U.S. Depositary. The securityholder will then be instructed as to the steps to be taken in order to replace the ADRs. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed, mutilated or stolen ADRs have been followed.

    13. CANCELLATION FEE. Holders of ADSs will bear the fees associated with the cancellation of the ADSs, which will occur following acceptance of the Offer pursuant to the terms of the Deposit Agreement (as defined in the Offer to Purchase) among Smallworld and The Bank of New York. This fee will be U.S. $0.05 per ADS.

    IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE COPY HEREOF (TOGETHER WITH ADRS OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE U.S. DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                           IMPORTANT TAX INFORMATION

    Under federal income tax law, a securityholder whose tendered ADSs are accepted for payment is required to provide the U.S. Depositary with such securityholder's correct TIN on the Substitute

Form W-9. If such securityholder is an individual, the TIN is such securityholder's Social Security Number. If the U.S. Depositary is not provided with the correct TIN, the securityholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such securityholder with respect to ADSs purchased pursuant to the Offer may be subject to backup withholding.

    Certain securityholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that securityholder must submit a statement (on Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. A substitute Form W-8 is provided under "Important Tax Information" below. A holder of ADSs should consult his or her tax advisor as to his or her qualifications for an exemption from backup withholding and the procedure for obtaining such exemption. All exempt recipients (including foreign persons wishing to qualify as exempt recipients) should see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If backup withholding applies, the U.S. Depositary is required to withhold 31% of any payments made to the securityholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained.

                         PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup federal income tax withholding on payments that are made to a securityholder with respect to ADSs purchased pursuant to the Offer, the securityholder is required to notify the U.S. Depositary of such securityholder's correct TIN by completing the form certifying that the TIN provided on the Substitute Form W-9 is correct.

                    WHAT NUMBER TO GIVE THE U.S. DEPOSITARY

    The securityholder is required to give the U.S. Depositary the Social Security Number or Employer Identification Number of the record owner of the ADSs. If the ADRs evidencing the ADSs are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

                           IMPORTANT TAX INFORMATION

---------------------------------------------------------------------------------------------------------------
                          PAYER'S NAME: THE BANK OF NEW YORK, AS THE U.S. DEPOSITARY
---------------------------------------------------------------------------------------------------------------

  SUBSTITUTE                                 PART 1--PLEASE                    ------------------------
  FORM W-9                                   PROVIDE YOUR TIN IN                Social Security Number
  Department of the Treasury                 THE BOX AT RIGHT AND       or ------------------------------------
  Internal Revenue Service                   CERTIFY BY SIGNING               Employer Identification No.
                                             AND DATING BELOW.           (If awaiting TIN write "Applied For")
                                             ------------------------------------------------------------------
                                             PART II--For payees NOT subject to backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification
 Payer's Request for                         Number on Substitute Form W-9 and complete as instructed therein.
 Taxpayer Identification                     Certification--Under Penalties of Perjury, I certify that:
 Number ("TIN") and
 Certification                               (1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and
                                             (2) I am not subject to backup withholding because either (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to
                                                 backup withholding as a result of failure to report all
                                                 interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
---------------------------------------------------------------------------------------------------------------
 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return.
 However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2).
 (Also see the instructions in the enclosed Guidelines.)
 --------------------------------------------------------------------------------------------------------------
 THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE
 CERTIFICATES REQUIRED TO AVOID BACKUP WITHHOLDING.
 --------------------------------------------------------------------------------------------------------------

 Signature:
 --------------------------------------------------------------------------------------------------------------  Date:
----------------------------------------------------------------------------------------------------------------------,
 2000
---------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

-----------------------------------------------------------------------------------------------------

W-8
SUBSTITUTE
FORM                                     Name of Owner

Department of the Treasury
Internal Revenue Service                 U.S. Taxpayer I.D. Number (if any)

Certificate of
Foreign Status                           Permanent Address (see enclosed Guidelines)

                                         Current Mailing Address (if different from Permanent
                                         Address)

                                                                CERTIFICATION:

                                         UNDER PENALTIES OF PERJURY, I CERTIFY THAT I AM AN EXEMPT
                                         FOREIGN PERSON BECAUSE:

                                         1.  I am a nonresident alien individual or a foreign
                                         corporation, partnership, estate or trust;

                                         2.  I am an individual who has not been, and plans not to
                                         be, present in the United States for a total of 183 days or more during the calendar year; and

                                         3.  I am neither engaged, nor plan to be engaged during the year in a United States trade or business that has
                                             effectively connected gains from transactions with a
                                             broker or barter exchange.

                                         Signature                        Date
-----------------------------------------------------------------------------------------------------

FOR ASSISTANCE IN COMPLETING THE SUBSTITUTE FORM W-8 PLEASE REVIEW THE "GUIDELINES FOR CERTIFICATION OF FOREIGN STATUS ON SUBSTITUTE FORM W-8 BELOW."

                 GUIDELINES FOR CERTIFICATION OF FOREIGN STATUS
                             ON SUBSTITUTE FORM W-8

             PERMANENT ADDRESS:
IF YOU ARE:                                    SHOW THE ADDRESS OF:
An individual                                  Your permanent residence
A partnership or corporation                   Principal office
An estate or trust                             Permanent residence or principal office of
                                               any fiduciary

    NONRESIDENT ALIEN INDIVIDUAL: For United States federal income tax purposes, "nonresident alien individual" means an individual who is neither a United States citizen nor resident. Generally, an alien is considered to be a United States resident if:

        The individual was a lawful permanent resident of the United States at any time during the calendar year, that is the alien held an immigrant visa (a "green card"), or

        The individual was physically present in the United States on:

       1.  at least 31 days during the calendar year, and

       2. 183 days or more during the current year and the two preceding calendar years (counting all the days of physical presence in the current year, one-third the number of days of presence in the first preceding year, and one-sixth of the number of days in the second preceding year).

    EXEMPT FOREIGN PERSON: If you do not meet the requirements of certification number two or three above, you may instead certify on Internal Revenue Service Form 1001, Ownership, Exemption, or Reduced Rate Certificate, that your country has a tax treaty with the United States that exempts your transactions from United States tax. FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

             YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE
                               AWAITING YOUR TIN.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 31% of all payments pursuant to the Offer made to me thereafter will be withheld until I provide a number.

                                                                  , 2000
               Signature Date                                      Date

Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent at its address and telephone number set forth below:
                            ------------------------

                    THE INFORMATION AGENT FOR THE OFFER IS:

                                     [LOGO]

                  New York                                        London
         445 Park Avenue, 5th Floor                         1 Queen Anne's Gate
          New York, New York 10022                       London, England SW1H 9BT
               (212) 754-8000                              (011) 44-207-222-4645

         U.S. BANKS AND BROKERAGE FIRMS CALL TOLL FREE: (800) 662-5200
           U.S. SECURITYHOLDERS PLEASE CALL TOLL FEE: (800) 566-9061
             SECURITY HOLDERS OUTSIDE THE U.S. PLEASE CALL COLLECT

                        THE DEALER MANAGER FOR THE OFFER IS:

                                     [LOGO]

                              55 East 52nd Street
                            New York, New York 10055
                          Call Collect: (212) 409-6537